UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to ss.240.14a-12

GENERAL MOTORS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 12, 2018.

GENERAL MOTORS COMPANY

G E N E R A L   M O T O R S

GENERAL MOTORS COMPANY

GENERAL MOTORS GLOBAL HEADQUARTERS

MAIL CODE 482-C24-A68

300 RENAISSANCE CENTER

DETROIT, MI 48265

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 16, 2018
Date: June 12, 2018 Time: 9:30 AM Eastern Time
Location:	General Motors Global Headquarters
300 Renaissance Center
Detroit, Michigan 48265

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

      How to Access the Proxy Materials

Poxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT AND NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
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1) BY INTERNET:	www.proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2018 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR ALL Board nominees listed in Item 1.

1.	Election of Directors

Nominees:

1a.	Mary T. Barra

1b.	Linda R. Gooden

1c.	Joseph Jimenez

1d.	Jane L. Mendillo

1e.	Michael G. Mullen

1f.	James J. Mulva

1g.	Patricia F. Russo

1h.	Thomas M. Schoewe

1i.	Theodore M. Solso

1j.	Carol M. Stephenson

1k.	Devin N. Wenig

The Board of Directors recommends a vote FOR Board Items 2 and 3.

2.	Approval of, on an Advisory Basis, Named Executive Officer Compensation

3.	Ratification of the Selection of Ernst & Young LLP as GM's Independent Registered Public Accounting Firm for 2018

The Board of Directors recommends a vote AGAINST shareholder Items 4 through 6.

4.	Shareholder Proposal Regarding Independent Board Chairman

5.	Shareholder Proposal Regarding Shareholder Right to Act by Written Consent

6.	Shareholder Proposal Regarding Report on Greenhouse Gas Emissions and CAFE Standards